UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MAINSTAY VP SERIES FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY VP SERIES FUND, INC.
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 16, 2009

To Our Policy Owners:

Please take note that a Special Meeting of Shareholders (the “Special Meeting”) of the MainStay VP Capital Appreciation Portfolio (the “Portfolio”), a series of MainStay VP Series Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Friday, October 16, 2009, beginning at 2:30 p.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As the owner of a variable annuity contract or a variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.

The Fund currently consists of 23 series. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Portfolio, as specified in the Proxy Statement.

Please note that at a special meeting of the Board of Directors (the “Board” or the “Directors”) held on June 23, 2009, the Board approved a Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“Madison Square Investors”) with respect to the Portfolio, subject to shareholder approval. This change, along with other changes approved by the Board, is described in the prospectus supplement dated June 29, 2009. At the Special Meeting, as explained in the accompanying Proxy Statement, you will be asked to approve the Subadvisory Agreement between New York Life Investments and Madison Square Investors with respect to the Portfolio (the “Proposal”). Madison Square Investors currently serves as interim subadvisor to the Portfolio pursuant to the terms of an interim subadvisory agreement approved by the Board at its June 23, 2009 special meeting.

After careful consideration, the Board approved the Proposal and recommends that shareholders vote “FOR” the Proposal.

Your vote is very important to us regardless of the number of shares that are attributable to your policy. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on October 16, 2009. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including by mail, telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions before you vote, please contact the Fund by calling toll-free 800-598-2019. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
Stephen P. Fisher President

Enclosure

MAINSTAY VP SERIES FUND, INC.
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 16, 2009

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on Friday, October 16, 2009.

The Proxy Statement is also available at mainstayinvestments.com.

To Our Policy Owners:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the MainStay VP Capital Appreciation Portfolio (the “Portfolio”), a series of MainStay VP Series Fund, Inc. (the “Fund”), a Maryland corporation, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009, beginning at 2:30 p.m., Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal (the “Proposal”):

To approve a Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“Madison Square Investors”) to appoint Madison Square Investors as the subadvisor to the Portfolio.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Madison Square Investors currently serves as the interim subadvisor to the Portfolio pursuant to the terms of an interim subadvisory agreement approved by the Fund’s Board of Directors on June 23, 2009.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal above. You may vote at the Special Meeting if you are a policy owner of record of the Portfolio as of the close of business on July 27, 2009 (the “Record Date”). If you attend the Special Meeting, you may vote your shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 800-598-2019.

By Order of the Board of Directors,
Marguerite E. H. Morrison Chief Legal Officer and Secretary August 28, 2009

IMPORTANT NOTICE:
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

1. INDIVIDUAL ACCOUNTS:  Sign your name exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS:  Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3. ALL OTHER ACCOUNTS:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o/ John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.
•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.
•	VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP SERIES FUND, INC.
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT
AUGUST 28, 2009

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 16, 2009

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of MainStay VP Series Fund, Inc. (the “Fund”), a Maryland corporation, on behalf of the MainStay VP Capital Appreciation Portfolio (the “Portfolio”), a series of the Fund, for a Special Meeting of Shareholders of the Portfolio (the “Special Meeting”). The Special Meeting will be held on Friday, October 16, 2009 at 2:30 p.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about August 28, 2009 to all shareholders of record of the Portfolio as of the close of business on July 27, 2009 (the “Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (a “Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), and some or all of your Policy value is invested in the Portfolio. Although NYLIAC is the majority record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposal. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes. The Fund also has four asset allocation portfolios (the “Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. In that event, the Asset Allocation Portfolios’ subadvisor, Madison Square Investors LLC (“Madison Square Investors”), will vote the shares of the Portfolios in the manner described in this Proxy Statement under the section entitled “Vote of Portfolio Shares by Madison Square Investors.”

As is more fully described in this Proxy Statement, shareholders of the Portfolio will be asked to vote on the following proposal (the “Proposal”):

To approve a new Subadvisory Agreement between New York Life Investments and Madison Square Investors to appoint Madison Square Investors as the subadvisor to the Portfolio.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Madison Square Investors currently serves as the interim subadvisor to the Portfolio pursuant to the terms of an interim subadvisory agreement (the “Interim Subadvisory Agreement”), which was approved by the Board at a special meeting on June 23, 2009.

Only shareholders of record who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Portfolio that you own entitles you to one (1) vote with respect to any proposal on which the Portfolio’s shareholders are entitled to vote (a fractional share has a fractional vote).

It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

PROPOSAL

APPROVAL OF A SUBADVISORY AGREEMENT
BETWEEN NEW YORK LIFE INVESTMENT MANAGEMENT LLC
AND MADISON SQUARE INVESTORS LLC

At a special meeting held on June 23, 2009, the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund (the “Independent Directors”), approved a subadvisory agreement between New York Life Investments and Madison Square Investors (the “Subadvisory Agreement”) on behalf of the Portfolio. The Subadvisory Agreement, which is subject to shareholder approval, provides that Madison Square Investors will manage the assets of the Portfolio as directed by New York Life Investments, the Portfolio’s manager, and pursuant to the Portfolio’s registration statement. Madison Square Investors currently serves as the interim subadvisor to the Portfolio pursuant to the terms of an Interim Subadvisory Agreement also approved by the Board on June 23, 2009. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days from the termination date of the former subadvisory agreement with MacKay Shields LLC (“MacKay Shields”) on June 29, 2009, or the date on which shareholders approve the Subadvisory Agreement. For more information regarding the Interim Subadvisory Agreement with Madison Square Investors, please see the section entitled “Why is the Subadvisory Agreement Necessary?”.

Why am I Receiving this Proxy Statement?

You are receiving this Proxy Statement because you are the owner of a Policy issued by NYLIAC and some or all of your Policy is invested in the Portfolio. Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of the Subadvisory Agreement contemplated in the Proposal. This Proxy Statement is being furnished to you in connection with the solicitation of votes with respect to the Portfolio.

What are Shareholders Being Asked to Approve?

The Board recommends that shareholders vote “FOR” the Subadvisory Agreement, which provides that Madison Square Investors will serve as the subadvisor to the Portfolio and will manage the Portfolio’s assets on an ongoing basis.

As discussed in greater detail below, New York Life Investments has proposed that Madison Square Investors serve as the subadvisor to the Portfolio based on, among other things, the nature, quality and extent of the services Madison Square Investors would provide to the Portfolio. The Board believes it is in the best interests of the Portfolio and its shareholders to retain Madison Square Investors’ services. Madison Square Investors currently serves as the interim subadvisor to the Portfolio pursuant to the terms of the Interim Subadvisory Agreement.

Why is the Subadvisory Agreement Necessary?

Prior to June 29, 2009, MacKay Shields served as the Portfolio’s subadvisor pursuant to a subadvisory agreement dated August 1, 2008. This subadvisory agreement with MacKay Shields was last approved by the Portfolio’s shareholders on January 29, 1993 for the purpose of approving the agreement in connection with a shareholder meeting.

At a special meeting held on June 23, 2009, the Board approved New York Life Investments’ recommendation to terminate the subadvisory agreement with MacKay Shields and replace MacKay Shields with Madison Square Investors, effective June 29, 2009. In reaching its decision to retain Madison Square Investors in place of MacKay Shields, the Board further considered MacKay Shields’ decision to focus primarily on fixed income asset management and determined that it would be in the best interests of the Portfolio to retain Madison Square Investors as the Portfolio’s subadvisor. As discussed in more detail in the next section entitled, “What did the Board consider in approving the Interim Subadvisory Agreement and Subadvisory Agreement?”, the Board approved the Interim Subadvisory Agreement and Subadvisory Agreement between New York Life Investments and Madison Square Investors to appoint Madison Square Investors as the subadvisor to the Portfolio. The latter agreement will be effective upon shareholder approval.

To ensure the uninterrupted provision of subadvisory services to the Portfolio during the period between the termination of MacKay Shields (which occurred on June 29, 2009) and the Special Meeting, the Board also approved the Interim Subadvisory Agreement pursuant to Rule 15a-4 under the 1940 Act, which became effective as of June 29, 2009, and pursuant to which Madison Square Investors currently serves as the Portfolio’s interim subadvisor. The Interim Subadvisory Agreement will remain in effect until the sooner of the expiration of 150 days from the termination of the subadvisory agreement with MacKay Shields or the date on which shareholders approve the Subadvisory Agreement with Madison Square Investors. Rule 15a-4 under the 1940 Act permits Madison Square Investors to provide subadvisory services to the Portfolio under the Interim Subadvisory Agreement without shareholder approval, subject to certain conditions, including the following:

•	Madison Square Investors’ compensation during the interim period is no greater than that paid to MacKay Shields under the former subadvisory agreement; and
•	the Board, including a majority of the Independent Trustees, approved the Interim Subadvisory Agreement.

During the term of the Interim Subadvisory Agreement, New York Life Investments has agreed to pay Madison Square Investors for its services an annual fee, based on the average daily net assets of the Portfolio, of:

0.305% on assets up to $1 billion; and

0.25% on assets in excess of $1 billion.

This fee is identical to the subadvisory fee paid to MacKay Shields under the former subadvisory agreement.

What did the Board Consider in Approving the Interim Subadvisory Agreement and Subadvisory Agreement?

At a special in-person meeting held on June 23, 2009, the Board approved New York Life Investments’ recommendation to replace its affiliate, MacKay Shields, with its affiliate Madison Square Investors as the Portfolio’s subadvisor. The Board also approved the Interim Subadvisory Agreement and Subadvisory Agreement with Madison Square Investors with respect to the Portfolio.

In connection with its consideration of New York Life Investments’ recommendation to approve Madison Square Investors as the Portfolio’s subadvisor, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of Madison Square Investors’ qualifications to serve as the Portfolio’s subadvisor. The Contracts and Investment Committees each reviewed various matters relating to the proposed subadvisory relationship between Madison Square Investors and New York Life Investments at their regularly scheduled meetings on June 17, 2009.

In reaching its decision to approve the Interim Subadvisory Agreement and Subadvisory Agreement, the Board considered information furnished to it by New York Life Investments and Madison Square Investors. The Board also requested and received responses from Madison Square Investors to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board particularly considered that New York

Life Investments’ recommendation to approve Madison Square Investors as the Portfolio’s subadvisor is part of a larger initiative on the part of New York Life Investments to reposition and rationalize its investment capabilities.

In determining to approve the Interim Subadvisory Agreement and Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Madison Square Investors; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed by Madison Square Investors; (iii) the costs of the services to be provided by Madison Square Investors from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s subadvisory fee.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Interim Subadvisory Agreement and Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of Madison Square Investors. The Board took note of New York Life Investments’ belief that Madison Square Investors, with its significant resources and strong historical investment performance track record, is well qualified to serve as the Portfolio’s interim subadvisor and permanent subadvisor. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Interim Subadvisory Agreement and Subadvisory Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by Madison Square Investors

In considering the approval of the Interim Subadvisory Agreement and Subadvisory Agreement, the Board examined the nature, extent and quality of the services that Madison Square Investors proposed to provide to the Portfolio. The Board evaluated Madison Square Investors’ experience in serving as manager of other similar portfolios. In this regard, the Board took note of the experience of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and Madison Square Investors’ method for compensating portfolio managers. The Board also considered the experience of senior personnel at Madison Square Investors, as well as Madison Square Investors’ reputation and financial condition. The Board further observed that Madison Square Investors currently has approximately $8.8 billion in equity assets under management as of March 31, 2009. Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, the Portfolio is likely to benefit from the nature, extent and quality of these services as a result of Madison Square Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board considered the Portfolio’s historical investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board also considered information provided by New York Life Investments showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers. The Board compared the Portfolio’s historical investment performance to the investment performance of similar portfolios managed by Madison Square Investors, as well as the strength of Madison Square Investors’ resources (including research capabilities) that may result in stronger long-term investment performance for the Portfolio over time. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the selection of Madison Square Investors as the interim subadvisor and subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided by Madison Square Investors

The Board considered the estimated costs of the services to be provided by Madison Square Investors under the Interim Subadvisory Agreement and Subadvisory Agreement and the profitability of New York Life Investments and Madison Square Investors due to their relationship with the Portfolio. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fee for advising the Portfolio is paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate. The Board considered, among other things, Madison Square Investors’ investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Madison Square Investors’ ability to maintain a strong financial position is important in order for Madison Square Investors to provide high-quality ongoing services to the Portfolio and its shareholders.

The Board also considered certain fall-out benefits that may be realized by Madison Square Investors due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Madison Square Investors in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that any profits to be realized by Madison Square Investors due to its relationship with the Portfolio are based on subadvisory fees paid to Madison Square Investors by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted each fee schedule provides for a breakpoint at the $1 billion asset level.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the Portfolio’s fee and expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio continues to grow over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and Subadvisory Agreement. The Board considered that the fees to be paid to Madison Square Investors under the Subadvisory Agreement are paid by New York Life Investments, not the Portfolio, and will result in no increase in the Portfolio’s management fee. With respect to the Interim Subadvisory Agreement and Subadvisory Agreement, the Board acknowledged that Madison Square Investors will operate under the same subadvisory fee structure as was in place for MacKay Shields under the previous subadvisory agreement. The

Board also acknowledged that Madison Square Investors, like MacKay Shields, is affiliated with New York Life Investments and therefore the revenue of New York Life Investments and its affiliates receive with respect to the Portfolio will remain the same under the terms of the Subadvisory Agreement. The Board noted that after evaluating the reasonableness of the Portfolio’s management fee in connection with a recent annual contract review process, it had concluded that the Portfolio’s management fee was reasonable. In reaching its conclusion, the Board also considered information provided by Madison Square Investors concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio.

Based on these considerations, the Board concluded that the Portfolio’s subadvisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Interim Subadvisory Agreement and Subadvisory Agreement, supports the conclusion that these fees to be paid under the Interim Subadvisory Agreement and Subadvisory Agreement are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Interim Subadvisory Agreement and Subadvisory Agreement with Madison Square Investors.

What are the terms of the Subadvisory Agreement?

The form of the Subadvisory Agreement is included as Exhibit A to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The material terms of the Subadvisory Agreement with Madison Square Investors are substantially similar to the terms of the prior Subadvisory Agreement with MacKay Shields with respect to the Portfolio, except as noted in the discussion below.

Pursuant to the Subadvisory Agreement, Madison Square Investors will serve as the subadvisor to the Portfolio. Madison Square Investors, on behalf of the Portfolio, will select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and New York Life Investments and in accordance with the Portfolio’s investment objectives, policies and restrictions. New York Life Investments will continue to manage the Portfolio and will monitor Madison Square Investors’ investment activities to help ensure compliance with regulatory restrictions.

More specifically, Madison Square Investors will perform the following services:

•	provide a continuous investment program for the Portfolio, subject to the supervision of the Board and New York Life Investments, and in accordance with the Portfolio’s investment objectives, policies, and restrictions;
•	provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest;
•	maintain all books and records with respect to the Portfolio’s securities transactions required to be maintained by the Portfolio under the 1940 Act and the rules thereunder;
•	deliver to New York Life Investments and the Directors such periodic and special reports as New York Life Investments or the Directors may reasonably request;
•	monitor, on a daily basis, the determination of the valuation of portfolio securities by the portfolio accounting agent for the Portfolio; and
•	provide the Portfolio’s custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

Under the Subadvisory Agreement, Madison Square Investors will be entitled to receive an annual fee from New York Life Investments (not the Portfolio) based on the average daily net assets of the Portfolio as follows:

0.305% on assets up to $1 billion; and

0.25% on assets in excess of $1 billion.

If approved by shareholders, the Subadvisory Agreement will become effective on or about October 19, 2009 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Subadvisory Agreement also may be terminated as follows: by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Fund.

In the event that the shareholders of the Portfolio do not approve the Subadvisory Agreement, the Interim Subadvisory Agreement with Madison Square Investors will expire 150 days following the termination of MacKay Shields, and the Board, in consultation with New York Life Investments, will consider the options available to the Portfolio.

The Subadvisory Agreement provides that Madison Square Investors will not be liable to New York Life Investments, the Portfolio, or any shareholder of the Portfolio for any act or omission in the course of, or connected with, its services under the Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from Madison Square Investors’ willful misfeasance, bad faith, or gross negligence in the performance of its duties under the new Subadvisory Agreement, or reckless disregard of its obligations or duties under the Subadvisory Agreement.

Will the Portfolio Bear the Expenses of the Special Meeting?

New York Life Investments has agreed to bear one-half of the direct expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions. The remaining one-half will be borne by the Portfolio. It is estimated that the total cost will be between $133,000 and $143,000.

How Can You Vote Your Shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;
•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;
•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or
•	In person at the Special Meeting.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Subadvisory Agreement?

In addition to approving the Subadvisory Agreement with Madison Square Investors at the June 23, 2009 special meeting, the Board also approved changes to the Portfolio’s investment objective, principal investment strategy, risks and investment process. These changes became effective on June 29, 2009. In addition, at the Special Meeting on October 16, 2009, if the shareholders approve Madison Square Investors as the new subadvisor to the Portfolio, then the name of the Portfolio will change from the MainStay VP Capital Appreciation Portfolio to the MainStay VP Growth Equity Portfolio, effective on or about November 13, 2009.

These changes are discussed in a supplement to the Portfolio’s prospectus dated June 29, 2009. Unlike the Proposal regarding the Subadvisory Agreement, the changes discussed above do not require your approval and you are not being asked to approve the changes.

CURRENT MANAGEMENT AGREEMENT

New York Life Investments serves as manager to the Portfolio pursuant to an Amended and Restated Management Agreement dated August 1, 2008, between New York Life Investments and the Fund, on behalf of the Portfolio (the “Management Agreement”). New York Life Investments has managed the Portfolio since its inception.

In conformity with the stated policies of the Portfolio and pursuant to the Management Agreement, New York Life Investments manages the investment operations of the Portfolio and the composition of the Portfolio’s portfolio of securities, subject to the supervision of the Board. New York Life Investments provides administrative and legal services to the Fund. New York Life Investments also provides offices, conducts clerical, recordkeeping and bookkeeping services, and maintains most of the financial, legal and accounting records required to be maintained for the Portfolio, except those maintained by the Fund’s custodian and Madison Square Investors.

The Management Agreement was last approved by shareholders on March 17, 2008 for the purpose of approving the agreement in connection with a shareholder meeting, and most recently renewed by the Board at a meeting held on June 18, 2009 for one year beginning on August 1, 2009. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

New York Life Investments and the Fund have obtained an exemptive order from the SEC (the “Order”) permitting New York Life Investments, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Board Members, and various conditions in the Order, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The Order is not being relied on with respect to the proposed Subadvisory Agreement as Madison Square Investors is an affiliate of New York Life Investments.

In consideration for its services, New York Life Investments receives an annual fee based on the average daily net assets of the Portfolio as follows: 0.61% on assets up to $1 billion and 0.50% on assets in excess of $1 billion.

From New York Life Investments’ management fee, Madison Square Investors will receive its subadvisory fee as detailed in the section above entitled, “What are the terms of the Subadvisory Agreement?”

During the fiscal year ended December 31, 2008, New York Life Investments received $2,953,363 in management fees from the Portfolio. MacKay Shields, the Portfolio’s former subadvisor, received a total of $1,866,197 in subadvisory fees for the fiscal year ended December 31, 2008.

INFORMATION ABOUT MADISON SQUARE INVESTORS

New York Life Investments has proposed that Madison Square Investors, 1180 Avenue of the Americas, New York, New York 10036, serve as the subadvisor to the Portfolio. Under New York Life Investments’ supervision, Madison Square Investors would be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Portfolio. For these services, Madison Square Investors would receive an annual fee, paid monthly, by New York Life Investments, and not by the Portfolio, as detailed in the section above entitled, “What are the terms of the Subadvisory Agreement?”.

Madison Square Investors was established on January 1, 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010, a Delaware corporation. As of May 31, 2009, Madison Square Investors managed approximately $10.1 billion in assets.

Exhibit B to this Proxy Statement sets forth the principal executive officers of Madison Square Investors.

Harish Kumar of Madison Square Investors would be primarily responsible for the day-to-day management of the Portfolio. He also serves as the Portfolio’s current portfolio manager. Dr. Kumar’s biographical information is set forth below:

Harish Kumar Dr. Kumar has managed the MainStay VP Capital Appreciation Portfolio since June 2009. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Prior to joining New York Life Investments in 2005, Dr. Kumar served as a senior portfolio manager at ING Investment Management since 2002. He received his Ph.D. from Columbia University, his master’s degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor’s degree in mechanical engineering. Dr. Kumar is a CFA charterholder, and has 12 years of investment experience.

Madison Square Investors acts as subadvisor with respect to the following funds that each have a similar investment objective as the Portfolio.

Portfolio Name	Assets Under Management	Effective Subadvisory Fee
MainStay Growth Equity Fund	$46 million	0.35%
MainStay Capital Appreciation Fund	$514 million	0.337%

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, Madison Square Investors will seek the best execution of the Portfolio’s orders. In the course of achieving best execution, Madison Square Investors may place such orders with brokers and dealers who provide market, statistical and other research information to it. Madison Square Investors will be authorized, under certain circumstances, when placing Portfolio transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that of which another broker might charge for executing the same transaction due to Madison Square Investors’ receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF
THE SUBADVISORY AGREEMENT.

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Portfolio on or about August 28, 2009. Only shareholders of record as of the close of business on the Record Date, July 27, 2009, will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Voting of Proxies.  If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (1) delivering to the Secretary of MainStay VP Series Fund, Inc. written notice of the revocation; (2) delivering to the Portfolio a proxy with a later date; or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements.  A quorum of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) is necessary to hold a valid meeting and to consider the Proposal. The holders of a majority of the outstanding shares of the Portfolio entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Portfolio:

	Number of Shares Outstanding
	Initial Class	Service Class
MainStay VP Capital Appreciation Portfolio	19,653,079.069	2,050,033.766

Votes Necessary to Approve the Proposal.  Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

The Portfolio expects that NYLIAC will vote 100% of the shares of the Portfolio held by its respective separate account(s) in accordance with instructions from its Policy Owners. NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it is not otherwise entitled to vote in its discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received.

Effect of Abstentions.  Abstentions will have the effect of a “NO” vote with respect to the Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted “FOR” the Proposal. The Portfolio may adjourn the Special Meeting to the extent permitted by law, if necessary, to permit NYLIAC to obtain additional voting instructions from Policy Owners.

Adjournments.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, or for any other reason not prohibited by law or the organizational documents of the Portfolio, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Payment of Solicitation Expenses.  New York Life Investments has agreed to bear one-half of the direct expenses of the Special Meeting, including costs of solicitation of proxies and voting instructions. The remaining one-half will be borne by the Portfolio. The total costs are estimated to be between $133,000 and $143,000. The Portfolio, or New York Life Investments on behalf of the Portfolio, has retained Computershare Fund Services to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting.  The Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Portfolio that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposal and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals.  A Policy Owner may request inclusion of certain proposals for action in the Fund’s proxy statement and on the Fund’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Fund at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.

The Portfolio is a diversified series of the MainStay VP Series Fund, Inc., an open-end management investment company, organized as a Maryland corporation. The Portfolio is governed by a Board of Directors consisting of eight members, seven of which are not “interested persons” of the Fund as defined in the 1940 Act. For more information on the history of the Portfolio, please see the Portfolio’s Statement of Additional Information.

Manager and Administrator.

New York Life Investments, 51 Madison Avenue, New York, New York 10010, a limited liability company organized under the laws of Delaware, serves as the manager to the Portfolio. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Fund. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of June 30, 2009, New York Life Investments and its affiliates managed approximately $235.8 billion in assets.

Distributor.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Fund’s distributor (the “Distributor”) for the Service Class shares of the Portfolio pursuant to an Amended and Restated Distribution Agreement, dated December 22, 2005. The Amended and Restated Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s Service Class shares. NYLIFE Distributors is a wholly-owned subsidiary of New York Life Investment Management Holdings, LLC.

Service Class shares for the Portfolio are subject to a Distribution and Service Plan (the “Plan”) pursuant to which the Portfolio pays NYLIFE Distributors for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolio’s Service Class shares (the “12b-1 Fee”). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolio. Because the 12b-1 Fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolio, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for addition compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that is allocated to the Portfolio of the Fund.

Custodian.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for the Portfolio’s assets. State Street also provides sub-administration and sub-accounting services for the Portfolio. These services include calculating the Portfolio’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio’s net asset value, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these non-custody services to the Portfolio, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Portfolio.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Portfolio’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.

The Fund will furnish, without charge, upon request, a printed version of the most recent annual and semi-annual reports to Policy Owners. Such requests may be directed to the Portfolio by contacting the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Series Fund, Inc. (MainStay VP Capital Appreciation Portfolio), 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Information Requirements.

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolio can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Portfolio.

Vote of Portfolio Shares by Madison Square Investors.

The Fund also has four Asset Allocation Portfolios, which may invest in and own shares of the Portfolio directly. In that event, the Asset Allocation Portfolios’ subadvisor, Madison Square Investors and/or its affiliates have the discretion to vote all or some of the Portfolio shares on this Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolio has been advised by Madison Square Investors that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Beneficial Share Ownership of Directors and Officers.

As of the Record Date, the current officers and Directors of MainStay VP Series Fund, Inc., in the aggregate, beneficially owned less than 1% of a class of shares of the Portfolio.

Beneficial Share Ownership of Shareholders.

As of the Record Date, the shareholders identified below were known by the Portfolio to beneficially own 5% or more of the outstanding interest of a class of the Portfolio:

Title of Class	Name and Address of Beneficial Owner*	Amount of Beneficial Ownership	Percent of Class
Initial Class	NYLIAC Variable Annuity Separate Account I	2,170,537.926	11.0%
	NYLIAC Variable Annuity Separate Account II	3,349,849.941	17.0%
	NYLIAC Variable Annuity Separate Account III	6,005,292.501	30.6%
	NYLIAC VUL Separate Account I	7,881,790.936	40.1%
Service Class	NYLIAC Variable Annuity Separate Account III	1,591,729.337	77.6%
	NYLIAC Variable Annuity Separate Account IV	458,304.429	22.4%

*	The address for each separate account is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, NYLIAC was not aware of any Policy Owner that beneficially owned more than 5% of either class of shares of the Portfolio.

EXHIBIT A

MAINSTAY VP SERIES FUND, INC.

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the  day of , 2009 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Madison Square Investors LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, MainStay VP Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into an Amended and Restated Management Agreement dated August 1, 2008 with the Company, on behalf of its series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Company and manage such portion of the Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.	Appointment.

The Manager hereby appoints Madison Square Investors LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.	Portfolio Management Duties.

Subject to the supervision of the Company’s Board of Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under

Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Company’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Company.

(d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to the Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Company) as are necessary to assist the Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to the Company’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Company’s Board with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Company’s Board and by a majority of Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Company, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Company to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge in any way material to the services provided under this Agreement:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

3.	Compensation.

For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Company for management services described under the Management Agreement between the Company and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.	Broker-Dealer Selection.

The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Company, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and the Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.	Disclosure About Subadvisor.

The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.	Expenses.

During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Company shall be responsible for all the expenses of the Company’s operations, including, but not limited to:

(a) the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

(b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c) the fees and expenses of the Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Company;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Series;

(f) all taxes and business fees payable by the Company or the Series to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Company may be a member;

(h) the cost of share certificates representing the Series’ shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Company and of its Series with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business; and

(l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.	Compliance.

(a) The Subadvisor agrees to assist the Manager and the Company in complying with the Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Company’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program and receive annual reports in compliance with Rule 38a-1, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Company’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Company, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.	Documents.

The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Articles of Incorporation of the Company, as amended from time to time, as filed with the Departments of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b) By-Laws of the Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Directors of the Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e) Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Series.

9.	Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.	Cooperation.

Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Company.

11.	Representations Respecting Subadvisor.

The Manager and the Company agree that neither the Company, the Manager, nor affiliated persons of the Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.	Confidentiality.

The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

13.	Control.

Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.	Liability.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.	Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Company, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Company or any affiliated person of the Manager or Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfac tory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.	Services Not Exclusive.

The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Director, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.	Duration and Termination.

This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Company; (B) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Company. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Company is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.	Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.	Use of Name.

(a) It is understood that the name MainStay VP, or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager, and the Subadvisor is Subadvisor, to the Company and/or the Series. Upon termination of this Agreement or the Management Agreement between the Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Madison Square Investors LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Company and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Company or sales materials with respect to the Company with the approval of the

Subadvisor and for so long as the Subadvisor is a Subadvisor to the Company and/or the Series. Upon termination of this Agreement, the Company shall forthwith cease to use such name (or derivative or logo).

20.	Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Company. Absent contrary instructions received in writing from the Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Company, and these records shall be available to the Company upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.	Notice.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Madison Square Investors LLC, 1180 Avenue of the Americas, New York, New York 100369, Attention: President.

22.	Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the  day of , 2009. This Agreement may be signed in counterparts.

New York Life Investment Management LLC
Attest: Name: Title:	By: Name: Title:

Madison Square Investors LLC
Attest: Name: Title:	By: Name: Title:

SCHEDULE A

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

Series	Annual Rate
VP Capital Appreciation Portfolio	0.305% up to $1 billion
0.25% in excess of $1 billion

The portion of the fee based upon the average daily net assets of the respective Series shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

EXHIBIT B

ADDITIONAL INFORMATION ABOUT
MADISON SQUARE INVESTORS LLC

The names, titles and principal occupations of the principal executive officer(s) of Madison Square Investors LLC are shown below. Their principal address is 1180 Avenue of the Americas, New York, New York 10036.

Name	Position(s) With Madison Square Investors/ Principal Occupations
Tony H. Elavia	Chief Executive Officer
Jennifer Oberschewen	Director and Chief Financial Officer
Michael P. Maquet	President and Chief Operating Officer
Alison H. Micucci	Senior Managing Director and Chief Compliance Officer
Harvey J. Fram	Managing Director
Harish P. Kumar	Managing Director
Francis Ok	Managing Director
Luke A. Smith	Managing Director
John C. Siciliano	Manager
Michael E. Sproule	Manager
Gary E. Wendlandt	Manager

B-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Your Proxy Vote is Important!

And now you can vote your proxy on the PHONE or the INTERNET.

It Saves Money! Telephone and internet voting saves postage costs, which can help minimize expenses.

It Saves Time! Telephone and internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 , or go to the website www.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your proxy card when you vote by phone or internet.

Please detach at perforation before mailing.

PROXY	MAINSTAY VP SERIES FUND, INC.	PROXY

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
OCTOBER 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Portfolio hereby constitutes and appoints Marguerite E. H. Morrison, Thomas C. Humbert, Barry E. Simmons, and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Portfolio(s) held in his or her name on the books of the Portfolio(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009, beginning at 2:30 p.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Portfolio(s) and the Proxy Statement dated August 28, 2009.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

VOTE VIA THE TELEPHONE: 1-866-241-6192

VOTE VIA THE INTERNET: www.proxy-direct.com

999 9999 999 999

Note: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.
Shareholder sign here
Shareholder sign here
Date
☐ Please check this box if you plan to attend the Special Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MainStay VP Capital Appreciation Portfolio

Special Meeting of Shareholders to be Held on October 16, 2009.

The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/nyl20505

PLEASE SIGN, DATE AND RETURN
YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MAINSTAY VP SERIES FUND, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

1. To approve a Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“Madison Square Investors”) to appoint Madison Square Investors as the subadvisor to the MainStay VP Capital Appreciation Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.